SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 1, 2009

The Stephan Co.
(Exact name of registrant as specified in its charter)

Florida (State of Incorporation)	1-4436 (Commission File Number)	59-0676812 (IRS Employer Identification No.)

1850 West McNab Road, Fort Lauderdale, Florida 33309
(Address of principal executive offices, including zip code)

(954) 971-0600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Accountants

On April 28, 2009, Goldstein Lewin & Co. (“Goldstein”) was dismissed as the principal independent accountant of The Stephan Co. (the “Company”).

The audit reports of Goldstein on the financial statements of the Company as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the financial statements of the Company for each of the fiscal years ended December 31, 2008 and 2007 and through the date of this Current Report, there were no disagreements between Goldstein and the Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein would have caused Goldstein to make reference to the subject matter of the disagreements in connection with their report.

The Company has provided Goldstein a copy of the disclosures under this Item 4.01(a), and has requested Goldstein to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company.  A copy of the letter dated April 29, 2009 furnished by Goldstein in response to that request is attached as Exhibit 99.2 to this Form 8-K.

(b) New Independent Accountants

On April 28, 2009, the Company engaged Crowe Horwath LLP as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2009. The Audit Committee of the Company’s Board of Directors approved the Company’s engagement of Crowe Horwath LLP.

During the fiscal years ended December 31, 2008 and 2007 and through the date of this Current Report, neither the Company nor anyone acting on its behalf consulted Crowe Horwath LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with Goldstein on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Goldstein, would have caused Goldstein to make reference to the matter in their report, or (b) a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K of the Securities and Exchange Commission. The Company provided Crowe Horwath with this Current Report and requested that Crowe Horwath review it prior to its filing by the Company with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

99.2	Letter from Previous Independent Accountants dated April 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STEPHAN CO.

By:	/s/ ROBERT C. SPINDLER
Robert C. Spindler

Vice President and CFO

Dated: May 1, 2009